Prospectus Supplement dated April 7, 2017
Prospectus Form #/Date
Product Name	National	New York
RiverSource ® Single Premium Variable Life Insurance	S-6199 (5/08)
RiverSource ® Variable Second-To-Die Life Insurance	S-6196 W (5/08)	S-6185 R (5/08)
This supplement describes proposed changes to certain investment options offered under variable life insurance policies (the “Policies”) listed above. Please retain this supplement with your prospectus for future reference.
The Board of Trustees of Columbia Funds Variable Insurance Trust (the Trust) has approved a Plan of Liquidation (the Plan) of the Variable Portfolio – Multi-Manager Diversified Income Fund and Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund (including the Class 2 shares held by the variable account) (each, a Fund) pursuant to which the Funds will be liquidated. Completion of a transaction (each, a Transaction) involving the liquidation of the Fund and the substitution of shares of another fund for shares of the Fund is subject to a number of conditions, including shareholder approval of the Transaction.
If shareholder approval is obtained, it is anticipated that the Funds will be liquidated on or about April 28, 2017 (the Liquidation Date) at which time each Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date.
If you have Policy value allocated to the Funds, you may transfer it to any other available investment option prior to the Liquidation Date. Such transfers will not count toward any Policy level limitations on the number of transfers allowed per year. Any Policy value remaining in the Fund on the Liquidation Date will be transferred to the Columbia Variable Portfolio — Government Money Market Fund without charge. Thereafter, the Fund will no longer be available as an investment option under your Policy.
For 90 days after the Liquidation Date, you may transfer Policy value allocated to the Columbia Variable Portfolio — Government Money Market Fund to any other investment option available under your Policy without charge. Such transfers will not count toward any Policy level limitations on the number of transfers allowed per year.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6196-3 A (4/17)
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